EXHIBIT 99.1                                               STEWART & STEVENSON
NEWS FROM:                                               CORPORATE HEADQUARTERS
                                                              P.O. BOX 1637
                                                        HOUSTON, TX  77251-1637

FOR IMMEDIATE RELEASE:
    STEWART & STEVENSON SERVICES, INC. ANNOUNCES FIRST QUARTER 1999 RESULTS

     HOUSTON, TX May 27 1999 - STEWART & STEVENSON SERVICES, INC.
(NASDAQ:SSSS), a leading manufacturer and distributor of industrial and energy related equipment, announced sales for the fiscal quarter ended May 1, 1999, totaling $188.9 million compared to sales of $305.0 million for the same period a year ago. Net income from operations for the first quarter totaled $2.1 million or $0.08 per share compared to net earnings of $9.2 million and $0.29 per share a year ago. Net earnings from operations for the first quarter of 1998 included $2.7 million or $0.08 per share in interest income on cash proceeds from the sale of Gas Turbine Operations.

     The Power Products segment, which is responsible for marketing and aftermarket support of a wide range of industrial equipment recorded first quarter sales of $121.3 million compared to $136.2 million for the same period in 1998. Operating profit for the Power Products segment totaled $3.1 million for the quarter compared to $9.9 million a year ago. This segment continues to be adversely impacted by lower equipment, parts and services sales in the petroleum sensitive branches resulting from depressed oil prices.

     The Petroleum Equipment segment manufactures equipment for oil and gas exploration, production, and well stimulation industries. Sales for this segment totaled $28.5 million compared to $23.6 million last year. Operating profit for Petroleum Equipment totaled $2.0 million compared to $2.1 million last year. The slight decrease in profits resulted from increased sales on lower margin marine riser products, offset by a decrease in higher-margin equipment sales, which remained depressed particularly in the U.S. Market.

        The Tactical Vehicle Systems (TVS) segment, which manufactures tactical vehicles for the U.S. Army and others, recorded sales of $6.2 million compared to $124.7 million a year ago. Most of the production associated with the original contract was completed as of January 31, 1999, and production on the follow-on contract is scheduled to start in third quarter 1999. Operating profit for the first quarter of 1999 amounted to $1.1 million, compared to $2.7 million a year ago.

     Other business activities not identified in a specific segment include airline ground support equipment, and the fabrication and leasing of gas compression equipment. Sales totaled $32.9 million, with most of the $12.4 million increase from last year occurring in airline ground support equipment resulting from acquisition of Tug Manufacturing Corporation in December 1998. First quarter 1999 operating profit totaled $0.8 million versus $1.5 million a year ago. Airline profits were adversely impacted by new product development costs and gas compression continues in a start-up mode.

     Lower corporate G&A expenses resulted from harbor tax refunds and duty drawback recoveries. Michael L. Grimes, Chief Executive Officer, stated "While operating performance was in line with our near term expectations, we need to accelerate efforts to improve margins, reduce working capital, and focus on top line growth."

     This report contains forward-looking information. The forward-looking statements, including without limitation statements relating to the Company's performance and industry conditions for the year, are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors described herein and in the Company's Annual Report and Form 10-K filed with the Securities and Exchange Commission of the year ended January 31, 1999. There can be no assurance that anticipated developments will occur.

Contact:       Mr. David R. Stewart
               Treasurer
Phone:         (713) 868-7657
Fax:           (713) 863-1519
Email:         d.stewart@ssss.com
               HTTP://www.ssss.com
=============================================================================

STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
(In thousands, except per share data)
                                                                  FISCAL QUARTER    THREE MONTHS
                                                                       ENDED            ENDED
                                                                    MAY 1, 1999    APRIL 30, 1998
                                                                  ---------------- ----------------
                                                                             (UNAUDITED)

Sales                                                               $188,911         $305,010
Cost of sales                                                        159,050          273,976
                                                                  ---------------- ----------------

Gross profit                                                          29,861           31,034
                                                                  ---------------- ----------------

Selling and administrative expenses                                   25,491           18,731
Interest expense                                                       3,451            3,150
Other income, net                                                     (2,195)          (6,022)
                                                                  ---------------- ----------------
                                                                      26,747           15,859
                                                                  ---------------- ----------------

Earnings before income taxes                                           3,114           15,175
Income tax provision                                                   1,153            5,481
                                                                  ---------------- ----------------
Earnings of consolidated companies                                     1,961            9,694
Equity in net earnings (loss) of unconsolidated affiliates               159             (529)
                                                                  ---------------- ----------------
Net earnings                                                          $2,120           $9,165
                                                                  ================ ================

Weighted average number of shares  of Common Stock outstanding -
   Basic                                                              27,984           31,976
   Diluted                                                            27,984           32,035

Net earnings per share: Basic and Diluted                               $.08             $.29
                                                                  ================ ================

Cash dividends per share                                               $.085            $.085
                                                                  ================ ================

STEWART & STEVENSON SERVICES, INC.
SEGMENT DATA
(Dollars in thousands)

                                                                 FISCAL QUARTER     THREE MONTHS
                                                                     ENDED              ENDED
                                                                  MAY 1, 1999      APRIL 30, 1998
                                                                -------------------------------------
Sales:                                                                       (UNAUDITED)
   Power Products                                                  $121,288            $136,169
   Petroleum Equipment                                               28,464              23,592
   Tactical Vehicle Systems                                           6,215             124,660
   Other Business Activities                                         32,944              20,589
                                                                --------------------------------------
                                                                   $188,911            $305,010
                                                                =====================================

Operating Profit:
   Power Products                                                    $3,090              $9,905
   Petroleum Equipment                                                1,958               2,103
   Tactical Vehicle Systems                                           1,106               2,719
   Other Business Activities                                            836               1,496
                                                                -------------------------------------
                                                                      6,990              16,223

Corporate expenses, net                                                (452)             (2,121)
Interest expense                                                     (3,451)             (3,150)
Non-operating interest income                                            27               4,223
                                                                -------------------------------------
Earnings before income taxes                                         $3,114             $15,175
                                                                =====================================


STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(Dollars in thousands)

                                                                   FISCAL QUARTER    THREE MONTHS
                                                                       ENDED             ENDED
                                                                     MAY 1,1999     APRIL 30, 1998
                                                                  ----------------- ----------------
                                                                            (UNAUDITED)
OPERATING ACTIVITIES
   Net earnings                                                       $ 2,120          $ 9,165
   Adjustments to reconcile net earnings to net cash
     provided by (used in) operating activities:
       Accrued postretirement benefits                                    509                5
       Depreciation and amortization                                    5,203            4,193
       Deferred income taxes, net                                         (37)          (2,899)
       Change in operating assets and liabilities
         net of the effect of acquisition:
          Accounts and notes receivable, net                          (13,482)         (13,467)
          Recoverable costs and accrued profits not
           yet billed                                                  30,009            3,833
          Inventories                                                  (6,814)           1,723
          Accounts payable                                            (37,409)          (9,357)
          Accrued payrolls and incentives                              (7,844)          (6,591)
          Current income taxes                                            994            8,893
          Other current liabilities                                      (824)            (907)
          Other--principally long-term assets and
           liabilities                                                   (824)          (1,999)
                                                                 ----------------- ----------------
   NET CASH USED IN OPERATING ACTIVITIES                              (28,399)          (7,408)

INVESTING ACTIVITIES
   Collection of receivable from sale of
     Gas Turbine Operations                                                --          600,000
   Expenditures for property, plant and equipment                      (7,821)          (8,107)
   Acquisition of businesses                                               --           (9,450)
   Disposal of property, plant and equipment, net                       1,667              406
                                                                  ----------------- ----------------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                 (6,154)         582,849

FINANCING ACTIVITIES
   Additions to long-term borrowings                                   16,234              483
   Payments on long-term borrowings                                      (333)        (226,000)
   Net short-term borrowings (payments)                                 9,724          (34,507)
   Dividends paid                                                      (2,379)          (2,683)
   Repurchase of common stock                                              --          (57,060)
   Exercise of stock options                                               --              615
                                                                  ----------------- ----------------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                 23,246         (319,152)
                                                                  ----------------- ----------------

Increase (decrease) in cash and equivalents                           (11,307)         256,289
Cash and equivalents, February 1                                       12,959           18,987
                                                                  ----------------- ----------------

Cash and equivalents, end of period                                   $ 1,652        $ 275,276
                                                                  ================= ================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Net cash paid during the Period for:
     Interest payments                                                   $986             $258
     Income tax payments                                                 $419              $88


STEWART & STEVENSON SERVICES, INC.
CONSOLIDATED CONDENSED STATEMENT OF FINANCIAL POSITION
(Dollars in thousands)

                                                                    MAY 1, 1999      JANUARY 31, 1999

                                                                           (UNAUDITED)
ASSETS
CURRENT ASSETS
   Cash and equivalents                                               $ 1,652          $ 12,959
   Accounts and notes receivable, net                                 178,029           164,547
   Recoverable costs and accrued profits
      not yet billed                                                   69,088            99,097
   Income tax receivable                                               48,002            48,596
   Inventories:
      Power Products                                                  189,119           182,894
      Petroleum Equipment                                              35,586            40,560
      Other Business Activities                                        45,881            40,222
      Excess of current cost over LIFO values                         (48,570)          (48,474)
                                                              ---------------------------------------

                                                                      222,016           215,202
                                                              ---------------------------------------

      TOTAL CURRENT ASSETS                                            518,787           540,401

PROPERTY, PLANT AND EQUIPMENT                                         275,950           271,658
   Allowances for depreciation and
       amortization                                                  (146,792)         (142,913)
                                                              ---------------------------------------

                                                                      129,158           128,745


DEFERRED INCOME TAX ASSETS                                              7,949             7,904
INVESTMENTS AND OTHER ASSETS                                           29,518            28,727
                                                              ---------------------------------------

                                                                     $685,412          $705,777
                                                              =======================================

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Notes payable                                                      $27,192           $17,468
   Accounts payable                                                    45,718            83,127
   Accrued payrolls and incentives                                      9,279            17,123
   Current income taxes                                                 3,331             2,931
   Current portion of long-term debt                                   70,220            69,488
   Other current liabilities                                           94,520            95,349
                                                              ---------------------------------------

      TOTAL CURRENT LIABILITIES                                       250,260           285,486


LONG-TERM DEBT                                                         98,699            83,530
DEFERRED INCOME TAXES                                                      51                43
ACCRUED POSTRETIREMENT BENEFITS                                        13,528            13,019
DEFERRED COMPENSATION                                                   2,866             3,336
SHAREHOLDERS' EQUITY
Common Stock, without par value, 100,000,000
  shares authorized; 27,984,035, shares issued
  at May 1, 1999 and January 31, 1999                                  47,723            47,819
   Retained earnings                                                  272,285           272,544
                                                              ---------------------------------------

      TOTAL SHAREHOLDERS' EQUITY                                      320,008           320,363
                                                              ---------------------------------------

                                                                     $685,412          $705,777
                                                              =======================================